UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2022

BLACKBOXSTOCKS INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41051	45-3598066
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 726-9203

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BLBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On October 7, 2022, Blackboxstocks Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). The following matters were submitted to a vote of the Company’s stockholders at the 2022 Annual Meeting: (i) the election of five directors to serve until the Company’s 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (ii) the ratification of the appointment of Turner, Stone & Company, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and (iii) approval of an amendment and restatement of the Company’s 2021 Stock Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 500,000 shares, from 750,000 shares to 1,250,000 shares. The proposals are described in detail in the Company’s definitive proxy statement for the 2022 Annual Meeting, filed with the Securities and Exchange Commission on August 24, 2022.  Each of the matters submitted to a vote of the Company’s stockholders at the 2022 Annual Meeting was approved by the requisite vote of the Company’s stockholders.  Set forth below is the number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

Nominee	For	Against	Withheld/ Abstentions	Broker Non-Votes
Gust Kepler	331,969,042	0	12,501	1,498,658
Robert Winspear	331,966,073	0	15,470	1,498,658
Andrew Malloy	331,808,076	0	173,467	1,498,658
Ray Balestri	331,795,504	0	186,039	1,498,658
Dalya Sulaiman	331,808,325	0	173,218	1,498,658

Proposal	For	Against	Withheld/ Abstentions	Broker Non- Votes
Ratification of the selection by the Audit Committee of the Board of Turner, Stone & Company, L.L.P. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022	333,472,157	4,308	3,736	0

Proposal	For	Against	Withheld/ Abstentions	Broker Non- Votes
Approval of an amendment and restatement of the Company’s 2021 Stock Incentive Plan to increase the maximum number of authorized shares of common stock issuable thereunder	331,792,831	188,096	615	1,498,658

No other matters were submitted for stockholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2022

BLACKBOXSTOCKS INC.

By:	/s/ Gust Kepler
Gust Kepler, President and Chief Executive Officer